UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT _February 19, 1999

                             Commission file number:


                           INTERNATIONAL ISOTOPES INC.
             (Exact name of registrant as specified in its charter)

         Texas                                          74-2763837
(State of incorporation)                     IRS Employer Identification Number)

3100 Jim Christal Rd                                       76207
Denton, Texas                                           (Zip Code)
(Address of principal executive offices)


                                  940-484-9492
              (Registrant's telephone number, including area code)

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Item 9. Registration Statements Under the Securities Act of 1933

On February 3, 1999, the Company filed a Registration Statement on Form S-3 with the Securities and Exchange Commission for the purpose of registering 2,752,675 shares of the Company's common stock for resale by certain stockholders set forth within. The registered shares consisted of 912,000 shares, plus a corresponding 912,000 shares reserved for the exercise of warrants issued recently through a Private Placement of the Company's common stock. Registered shares also included 196,675 shares previously issued for an acquisition and for two license agreements and 512,000 shares previously acquired by certain officers and directors.

The Securities and Exchange Commission made the filing effective at 4:30pm on February 10,1999.

On February 3, 1999, the Company also filed a Registration Statement on Form S-8 with the Securities and Exchange Commission for the purpose of registering 600,000 shares of the Company's common stock. The registered shares are reserved for the exercise of employee stock options.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           International Isotopes Inc.
                           (Registrant)


                           By: /s/ Joan Gillett
                               ------------------------------------------
                               Joan Gillett, CPA
                               Chief Financial Officer

                           By: /s/ Ira Lon Morgan, Ph.D.
                               ------------------------------------------
                               Ira Lon Morgan, Ph.D.
                               Chairman of the Board

Date:  February 19, 1999